SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 23, 2003

(Date of earliest event reported)

Commission file number: 1-7293

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	95-2557091
(State or Incorporation)	(I.R.S. Employer Identification No.)

3820 State Street Santa Barbara, California 93105
(Address of principal executive offices, including zip code)

(805) 563-7000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

ITEM 9.                                                     Tenet Previews Second-Quarter Results and Comments on Longer-Term Outlook.

On June 23, 2003, Tenet Healthcare Corporation (the “Company”) issued a press release previewing its financial results for the second quarter of its 2003 fiscal year and commenting on its longer-term outlook. A copy of the press release is attached to this report as Exhibit 99.1 and hereby is furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

	By:	/s/ Stephen D. Farber
Stephen D. Farber
Chief Financial Officer

Date: June 23, 2003

EXHIBIT INDEX

99.1         Press Release dated June 23, 2003.